EXHIBIT 99.2

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.
                                                                        --------

Chancellor Group, Inc. Pro-Forma Consolidated Financial Statements (Unaudited) as of December 31, 2012

Chancellor Group, Inc. Pro-Forma Consolidated Balance Sheets              F-2

Chancellor Group, Inc. Pro-Forma Consolidated Statements of Operations    F-3

Notes to Pro-Forma Consolidated Financial Statements                      F-4

CHANCELLOR GROUP, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)
DECEMBER 31, 2012

                                                         Chancellor            The
                                                         Group, Inc.      Fuelist, LLC       Adjustments     Consolidated
                                                        ------------      ------------       -----------     ------------
ASSETS

CURRENT ASSETS
  Cash in bank                                          $  1,700,508      $         --      $         --     $  1,700,508
  Restricted cash                                             25,000                --                --           25,000
  Revenue receivable                                           5,500                --                --            5,500
  Income tax receivable                                        7,753                --                --            7,753
  Prepaid expenses                                             8,284                --                --            8,284
                                                        ------------      ------------      ------------     ------------
      Total Current Assets                                 1,747,045                --                --        1,747,045
                                                        ------------      ------------      ------------     ------------
PROPERTY AND EQUIPMENT
  Leasehold costs - developed                                 57,580                --                --           57,580
  Accumulated depreciation
   and amortization                                          (23,835)               --                --          (23,835)
                                                        ------------      ------------      ------------     ------------
      Total Property and Equipment, net                       33,745                --                --           33,745
                                                        ------------      ------------      ------------     ------------
OTHER ASSETS
  Goodwill                                                        --                --           427,200          427,200
  Deposits                                                       250                --                --              250
                                                        ------------      ------------      ------------     ------------
      Total Other Assets                                         250                --           427,200          427,450
                                                        ------------      ------------      ------------     ------------

      TOTAL ASSETS                                      $  1,781,040      $         --      $    427,200     $  2,208,240
                                                        ============      ============      ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                      $     34,175      $         --                --           34,175
  Contributions payable                                           --                --           271,200          271,200
  Accrued expenses                                               169                --                --              169
                                                        ------------      ------------      ------------     ------------
      Total Current Liabilities                               34,344                --           271,200          305,544
                                                        ------------      ------------      ------------     ------------
STOCKHOLDERS' EQUITY
  Series B preferred stock                                        --                --                --               --
  Common stock, $0.001 par value                              69,560                --             2,000           71,560
  Paid-in capital                                          3,539,053                --           154,000        3,693,053
  Members' capital contributions                                  --                --                --               --
  Due from Members for Capital Contributions                      --                --                --               --
  Retained earnings (deficit)                             (1,829,517)               --                --       (1,829,517)
  Deficit accumulated during development stage                    --                --                --               --
  Noncontrolling minority interest in Pimovi, Inc.           (32,400)               --                --          (32,400)
  Noncontrolling minority interest in Fuelist, LLC                --                --                --               --
                                                        ------------      ------------      ------------     ------------
      Total Stockholders' Equity                           1,746,696                --           156,000        1,902,696
                                                        ------------      ------------      ------------     ------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  1,781,040      $         --      $    427,200     $  2,208,240
                                                        ============      ============      ============     ============


       See the accompanying notes to the consolidated financial statements

CHANCELLOR GROUP, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATION (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2012

                                                         Chancellor            The
                                                         Group, Inc.      Fuelist, LLC       Adjustments     Consolidated
                                                        ------------      ------------       -----------     ------------
REVENUES, NET                                           $  110,127         $       --        $       --       $  110,127

OPERATING EXPENSES
  Lease operating expenses                                  38,873                 --                --           38,873
  Severance taxes                                            3,934                 --                --            3,934
  Other operating expenses                                  28,051                 --                --           29,759
  Investment professional and consulting expenses           83,076                 --                --          130,350
  Administrative expenses                                  532,141                 --                --          537,786
  Depreciation and amortization                              5,020                 --                --            5,020
                                                        ----------         ----------        ----------       ----------
      TOTAL OPERATING EXPENSES                             691,095                 --                --          745,722
                                                        ----------         ----------        ----------       ----------

(LOSS) FROM OPERATIONS                                    (580,968)                --                --         (635,595)
                                                        ----------         ----------        ----------       ----------
OTHER INCOME (EXPENSE)
  Interest income                                            4,079                 --                --            4,079
                                                        ----------         ----------        ----------       ----------
      TOTAL OTHER INCOME (EXPENSE)                           4,079                 --                --            4,079
                                                        ----------         ----------        ----------       ----------
FINANCING CHARGES
  Bank fees amortization                                     3,478                 --                --            3,478
                                                        ----------         ----------        ----------       ----------
      TOTAL FINANCING CHARGES                                3,478                 --                --            3,478
                                                        ----------         ----------        ----------       ----------

(LOSS) BEFORE PROVISION FOR INCOME TAXES                  (580,367)                --                --         (580,367)
                                                        ----------         ----------        ----------       ----------

Provision for Income Taxes (Benefit)                            --                 --                --               --
                                                        ----------         ----------        ----------       ----------

NET (LOSS) OF CHANCELLOR, INC                             (580,367)                --                --         (580,367)
                                                        ----------         ----------        ----------       ----------
Net Loss Attributable to Noncontrolling
 Interest in Pimovi, Inc.                                   32,400                 --                --           32,400
                                                        ----------         ----------        ----------       ----------

NET LOSS                                                $ (547,967)        $       --        $       --       $ (547,967)
                                                        ==========         ==========        ==========       ==========


       See the accompanying notes to the consolidated financial statements

                             CHANCELLOR GROUP, INC.
              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2012
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO-FORMA PRESENTATION

On August 15, 2013, the Company entered into a binding term sheet with members of The Fuelist, LLC ("Fuelist"), a California limited liability company, whereby Chancellor agreed to acquire 51% ownership interest in Fuelist. As consideration for the ownership interest, Chancellor agreed to contribute to Fuelist a total of $271,200 in cash payable in 12 monthly installments of $22,600, beginning in August 2013. As additional consideration for the ownership interest, Chancellor contributed a total of 2,000,000 shares of newly issued common stock to Fuelist on Monday, August 19, 2013, valued at $156,000, or $0.078 per share.

Also in the term sheet, the 2,000,000 shares of Chancellor common stock are deemed the property of the Founders irrespective of any future sales of the Company or outcomes, and in the event of any sale of the Company to a third party, the Founder's shares paid as part-consideration to the Company for the purchase of Chancellor's 51% shall remain the property of the Founders and those Founder's shares shall be transferred to the Founders before, or as part of, the closing of any such sale in the future to a third party.

Fuelist is a development stage entity formed for the primary purpose of the development of a data-driven mobile and web technology platform that leverages extensive segment expertise and big data analysis tools to value classic vehicles. These tools will enable users to quickly find values, track valuations over time, and to identify investment and arbitrage opportunities in this lucrative market.

Chancellor's fiscal year end is December 31st and Fuelist's fiscal year end is December 31st. However, Fuelist's separate company financial statements presented are as of August 31, 2013, and for the period May 1, 2013 (inception) through August 31, 2013 for the purpose of presenting pro-forma financial information for Chancellor.

NOTE 2 - PRO-FORMA ADJUSTMENTS

Adjustments included in the pro-forma financial statements are as follows:

     a. To record the issuance of 2,000,000 shares of Chancellor common stock to Fuelist and $271,200 contribution payable.